SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

FRANKLIN BANK CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-505I8	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (713) 339-8900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
S I G N A T U R E
EXHIBIT INDEX
Investor Presentation dated September 13, 2004

Section 7 — Regulation FD

     Item 7.01 Regulation FD Disclosure.

     Franklin Bank Corp. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for a series of presentations to institutional investors scheduled to occur on September 13-17, 2004. The Company is not undertaking to update this presentation. The report should not be deemed an admission as to the materiality of any information contained in the presentation.

     The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 — Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     Exhibit 99.1          Investor Presentation of Franklin Bank Corp. dated September 13, 2004

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: September 13, 2004	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor presentation of Franklin Bank Corp. dated September 13, 2004